                                                                  EXHIBIT 10.235

                          LOAN AND SECURITY AGREEMENT

                                by and between

                        PREFERRED EQUITIES CORPORATION
                                 ("BORROWER")

                                      and

                          CAPITAL SOURCE FINANCE LLC
                                  ("LENDER")



                        Effective Date:  August 8, 2001

                               TABLE OF CONTENTS
                               -----------------

SECTION 1  THE LOAN                                                   -1-
     1.1     Loan.                                                    -1-
     1.2     Maturity                                                 -1-
     1.3     Interest Rate                                            -2-
     1.4     Payments                                                 -2-
     1.5     Prepayments                                              -2-
     1.6     Commitment Fee                                           -3-
     1.7     Unused Line Fee                                          -3-

SECTION 2  COLLATERAL                                                 -3-
     2.1     Grant of Security Interest                               -3-
     2.2     Upgraded Notes Receivable                                -4-
     2.3     Security Agreement                                       -4-

SECTION 3  CONDITIONS PRECEDENT TO ADVANCES                           -4-
     3.1     Closing Deliveries                                       -4-
     3.2     Deliveries Prior to Each Advance                         -4-
     3.3     Security Interests                                       -4-
     3.4     Representations and Warranties                           -4-
     3.5     No Default                                               -4-
     3.6     Performance of Agreements                                -5-

SECTION 4  GENERAL REPRESENTATIONS AND WARRANTIES                     -5-
     4.1     Existence                                                -5-
     4.2     Authorization and Enforceability                         -5-
     4.3     Financial Statements and Business Condition              -5-
     4.4     Taxes                                                    -6-
     4.5     Litigation and Proceedings                               -6-
     4.6     Licenses and Permits                                     -6-
     4.7     Full Disclosure                                          -6-
     4.8     Employee Benefit Plans                                   -6-
     4.9     Representations as to the Resort                         -6-
     4.10    Timeshare Interval Exchange Network                      -7-
     4.11    Collateral                                               -7-

SECTION 5  AFFIRMATIVE COVENANTS                                      -8-
     5.1     Payment and Performance of Indebtedness                  -8-
     5.2     Maintenance of Insurance                                 -8-
     5.3     Condemnation                                             -9-
     5.4     Inspections and Audits                                   -9-
     5.5     Reporting Requirements                                   -9-
     5.6     Records                                                 -11-
     5.7     Management                                              -11-
     5.8     Net Worth                                               -11-
     5.9     Legal Covenant                                          -11-
     5.10    Maintenance                                             -11-
     5.11    Proceeds                                                -11-
     5.12    Release and Bonding of Liens                            -11-

     5.13    Claims                                                  -11-
     5.14    Use of Lender Name                                      -11-
     5.15    Other Documents                                         -11-
     5.16    Subordinated Obligations                                -12-
     5.17    Loan Servicing                                          -12-
     5.18    Custodian                                               -12-

SECTION 6  NEGATIVE COVENANTS                                        -12-
     6.1     Consolidation and Merger                                -12-
     6.2     Restrictions on Transfers                               -12-
     6.3     Timeshare Regimen                                       -13-
     6.4     Collateral                                              -13-
     6.5     No Sales Outside of Certain States                      -13-
     6.6     Contracts                                               -13-

SECTION 7  EVENTS OF DEFAULT                                         -14-
     7.1     Payments                                                -14-
     7.2     Failure to Permit Inspections                           -14-
     7.3     Covenant Defaults                                       -14-
     7.4     Warranties or Representations                           -14-
     7.5     Bankruptcy                                              -14-
     7.6     Attachment, Judgment, Tax Liens                         -15-
     7.7     Default by Borrower or Guarantor in Other Agreements    -15-
     7.8     Suspension of Sales                                     -15-

SECTION 8  REMEDIES                                                  -15-
     8.1     Remedies Upon Default                                   -15-
     8.2     Application of Collateral; Termination of Agreements    -16-
     8.3     Waivers                                                 -16-
     8.4     Cumulative Rights                                       -16-
     8.5     Proceeds                                                -16-
     8.6     Marshalling Waiver                                      -16-

SECTION 9  CERTAIN RIGHTS OF LENDER                                  -17-
     9.1     Protection of Collateral                                -17-
     9.2     Performance by Lender                                   -17-
     9.3     Fees and Expenses                                       -17-
     9.4     Assignment of Lender's Interest                         -17-
     9.5     Notice to Purchaser                                     -17-
     9.6     Collection of Notes                                     -17-
     9.7     Power of Attorney                                       -18-
     9.8     Indemnification of Lender                               -18-

SECTION 10  MISCELLANEOUS                                            -18-
     10.1    Notice                                                  -18-
     10.2    Survival                                                -19-
     10.3    Governing Law                                           -19-
     10.4    Invalid Provisions                                      -19-
     10.5    Counterparts; Effectiveness                             -19-
     10.6    Lender Not Fiduciary                                    -20-

     10.7    Entire Agreement                                        -20-
     10.8    Venue                                                   -20-
     10.9    Jury Trial Waiver                                       -20-
     10.10   Consent to Advertising and Publicity                    -21-
     10.11   Headings                                                -21-
     10.12   Broker's Fees                                           -21-

APPENDIX  Defined Terms                                              -23-


SCHEDULE 3.2
     Deliveries for all Advances

EXHIBITS
A    Permitted Exceptions
B    Description for the Resorts
C    Requests for Advance
D    Resort Amenities
E    Lender Credit Standards
F    Consumer Documents
G    Allonge

                          LOAN AND SECURITY AGREEMENT
                          ---------------------------

     THIS LOAN AND SECURITY AGREEMENT (this "Agreement") dated August 8, 2001, is made by and between PREFERRED EQUITIES CORPORATION, a Nevada corporation, ("Borrower"), whose address is 4310 Paradise Road, Las Vegas, Nevada 89109, CAPITAL SOURCE FINANCE LLC, a Delaware limited liability company ("Lender"), whose address is 1133 Connecticut Avenue, N.W., Suite 310, Washington, D.C. 20036 and MEGO FINANCIAL CORP., a New York corporation ("Guarantor"), whose address is 4310 Paradise Road, Las Vegas, Nevada 89109.

                                   RECITALS
                                   --------

     A. Borrower desires Lender to extend a secured credit facility to Borrower in accordance with the terms of this Agreement.

     B. Borrower's obligations under the Loan Documents will be secured inter alia by, a security interest in certain Notes Receivable.

     C. Guarantor shall guaranty all of the obligations of Borrower to Lender under the Loan Documents.

     D. All capitalized terms used herein shall have the meanings ascribed thereto in the appendix attached hereto and made a part hereof by this reference.

     NOW, THEREFORE, in consideration of the foregoing premises and the agreements, provisions and covenants herein contained, Borrower and Lender agree as follows:

                                   SECTION 1
                                   ---------

                                   THE LOAN
                                   --------

     1.1  Loan.
          ----

          (a)  Availability.  During the Revolving Period, Lender shall make
               ------------
Advances to Borrower not in excess of Availability provided that Borrower satisfies all conditions set forth in Section 3 hereof and any other provisions of the Loan Documents applicable thereto. Advances shall be made no more frequently than four (4) times each month nor more than one (1) time each week. Except in connection with a prepayment mandated under Section 1.5(b)(i) below, any amounts repaid during the Revolving Period may be reborrowed during the Revolving Period.

          (b)  Excess Availability.  Lender shall make Advances of Excess
               -------------------
Availability to Borrower not more often than once per month and within fifteen
(15) days of Borrower's delivery to Lender of written request therefor accompanied by Monthly Reports evidencing such Excess Availability to Lender's satisfaction.

     1.2  Maturity.  The Loan and Revolving Period shall be for a term of three
          --------
(3) years and the Loan shall be payable in full, together with all other amounts due and obligations owed under the Loan Documents on August 8, 2004. The Loan, Revolving Period and Maturity Date may be extended for two (2) years upon the payment of $150,000 to Lender at least ten (10) days before the end of the initial term.

     1.3  Interest Rate.  The outstanding principal balance of
          -------------
the Loan together with all other Indebtedness shall bear interest at the Interest Rate; provided, however, that after the occurrence of an Event of Default the Loan will bear interest at the Default Rate until cured during the time allowed for such cure in this Agreement or otherwise waived by Lender.

     1.4  Payments.
          --------

          (a)  Monthly Payments.  All funds collected by the Lockbox Agent from
               ----------------
the Financed Notes Receivable shall be paid to Lender at least weekly pursuant to the Lockbox Agreement, and shall be applied by Lender once each week in the following order: first, to the payment of costs or expenses incurred by Lender
                  -----
in collecting any amounts due in connection with the Loan; second, to the
                                                           ------
payment of accrued and unpaid interest; and third to the reduction of the principal balance of the Loan. If the funds received by Lender from the Lockbox Agent with respect to any month are insufficient to pay interest due and outstanding for any such month in full, Borrower shall pay the difference to Lender within five (5) business days of notice from Lender. Payments received by Borrower directly from any Purchaser shall be delivered to the Lockbox Agent within two (2) Business Days.

          (b)  Final Payment.  The Indebtedness shall be payable in full on the
               -------------
Maturity Date.

     1.5  Prepayments.
          -----------

          (a)  Voluntary Prepayments.  Prepayments of the Loan may be made in
               ---------------------
whole, but not in part, upon five (5) days prior written notice to Lender at any time upon payment of the applicable Prepayment Premium (whether such prepayment results from voluntary payments by Borrower, acceleration, or otherwise); provided, however, that payments or prepayments of Financed Notes Receivable made by Purchasers shall not violate this Section 1.5(a), and no Prepayment Premium shall be payable as a result of any such payment.

          (b)  Mandatory Prepayments.
               ---------------------

               (i)   Excess Outstandings.  If at any time the outstanding
                     -------------------
          principal balance of the Loan exceeds the Maximum Exposure, Borrower shall, within ten (10) Business Days after notice, either (A) prepay the Loan in an amount necessary to reduce the principal balance of the Loan, or (B) deliver to Lender such additional or replacement Eligible Notes Receivable, in either event such that the remaining outstanding principal balance of the Loan is equal to or less than the Maximum Exposure.

               (ii)  No Prepayment Premium.  No Prepayment Premium shall be due
                     ---------------------
          in connection with any mandatory prepayment made in accordance with Sections 1.5(b)(i) above.

               (iii) Ineligible Financed Note Receivable.  If at any time a
                     -----------------------------------
          Financed Note Receivable ceases to be an Eligible Note Receivable, Borrower shall, within five (5) Business Days after notice, either (A) prepay the Loan in an amount equal to the balance due under such Financed Note Receivable; or (B) deliver to Lender one (1) or more Eligible Notes Receivable having an outstanding aggregate principal balance equal to, or no more than $1,000 in excess of, the outstanding principal balance of such Financed Note Receivable. Thereafter, Lender shall return such ineligible Note Receivable to Borrower and, within five (5) days of Lender's receipt from Borrower of a completed Allonge and Assignment of Deed of Trust relating to such Note Receivable and the Deed of Trust securing the same, in forms acceptable to Lender, Lender shall execute such instruments and return them to Borrower.

     1.6  Commitment Fee. The portion of the Commitment Fee of such payment. The
          --------------
previously paid by Borrower shall be deemed to have been earned as of the date unpaid portion of the Commitment Fee, if any, shall be deemed fully earned as of the date hereof, and Borrower shall pay $100,000.00 to Lender before or upon the Initial Advance, and the balance in three (3) monthly installments of $28,333.33 each, by no later than December 15, 2001; Borrower hereby authorizes Lender to advance the $100,000.00 to itself from the first Advance and to advance the balance due out of subsequent Advances.

     1.7  Unused Line Fee. Commencing on the first day of December, 2001 and
          ---------------
continuing on the first day of each quarter thereafter, Borrower shall pay Lender the Unused Line Fee.

                                   SECTION 2
                                   ---------

                                  COLLATERAL
                                  ----------

     2.1  Grant of Security Interest.  To secure the payment and performance of
          --------------------------
the Indebtedness, Borrower does hereby unconditionally and irrevocably assign, pledge and grant to Lender a first priority, continuing security interest and lien in and to all right, title and interest of Borrower in the following property of Borrower, whether now owned or existing or hereafter acquired regardless of where located (collectively, the "Collateral"):

          (a)  The Financed Notes Receivable;

          (b)  The Deeds of Trust and Purchase Documents;

          (c) All deposits, accounts, accounts receivable, general intangibles and other receivables arising under or in connection with the Pledged Documents, together with all payments, privileges and benefits arising out of the enforcement thereof, and all funds held in any deposit accounts related to any of the Financed Notes Receivable;

          (d)  All policies of title insurance related to the Deeds of Trust;

          (e) All documents, instruments, pledged assets and chattel paper relating to the Pledged Documents and the other properties and rights described as Collateral herein;

          (f) All cash and other monies and property of Borrower in the possession or under the control of Lender;

          (g) All books, records, ledger cards, files, correspondence, computer tapes, disks and software relating to the Pledged Documents or any other Collateral described herein;

          (h) All management, marketing, servicing, maintenance or other similar contracts for the Resort; and

          (i) All proceeds, extensions, amendments, additions, improvements, betterments, renewals, substitutions and replacements of the foregoing.

     2.2  Upgraded Notes Receivable. Notwithstanding anything to the contrary
          -------------------------
set forth in this Agreement, Borrower may supplement or replace Financed Notes Receivables with Upgraded Notes Receivable without Lender's prior consent so long as (i) no Event of Default exists and is continuing; and (ii) the Note Receivable that is in default or otherwise not an Eligible Note Receivable has not become an Upgraded Note Receivable through changes in its terms.

     2.3  Security Agreement. This Agreement shall be deemed a security
          ------------------
agreement as defined in the Code, and the remedies for any violation of the covenants, terms and conditions of the agreements herein contained shall be cumulative and be as prescribed (a) herein, or (b) by general law, or (c) as to such part of the Collateral which is also reflected in any filed financing statement, by the specific provisions of the Code now or hereafter enacted, all at Lender's sole election. The Borrower hereby authorizes the Lender to execute and file any financing statements on Borrower's behalf (including, without limitation, any such financing statements filed prior to the making of any Advance hereunder and/or prior to the execution and delivery of this Agreement). Any deposit account held by the Lockbox Agent shall be in the name of Lender or otherwise subject to a control agreement in form and substance satisfactory to the Lender.

                                   SECTION 3
                                   ---------

                       CONDITIONS PRECEDENT TO ADVANCES
                       --------------------------------

     The obligation of Lender to make Advances is subject to satisfaction of all of the conditions set forth below.

     3.1  Closing Deliveries. Lender shall have received, in form and substance
          ------------------
satisfactory to Lender, all documents, instruments and information identified on the Closing Checklist heretofore delivered by Lender to Borrower.

     3.2  Deliveries Prior to Each Advance. Prior to each Advance, Lender shall
          --------------------------------
have received all documents, instruments and information identified on Schedule
3.2. Requests for Advance shall be made at least three (3) Business Days prior to the requested date of disbursement and shall be in the form of Exhibit C hereto.

     3.3  Security Interests.  Lender shall have received satisfactory evidence
          ------------------
that all security interests and liens granted to Lender pursuant to this Agreement or the other Loan Documents have been duly perfected and constitute first priority liens on the Collateral, as described in the Master Escrow Agreement.

     3.4  Representations and Warranties. The representations and warranties
          ------------------------------
contained herein and in the other Loan Documents shall be true, correct and complete in all material respects on and as of the date of funding of the Advance except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the Schedules or Exhibits attached hereto as a result of any disclosures made by Borrower to Lender after the date hereof and approved by Lender.

     3.5  No Default.  No Incipient Event of Default shall have occurred and not
          ----------
been cured or waived by Lender.

     3.6  Performance of Agreements. Borrower shall have performed in all
          -------------------------
material respects all agreements and satisfied all conditions to obtain an Advance which any Loan Document provides shall be performed by it.

                                   SECTION 4
                                   ---------

                    GENERAL REPRESENTATIONS AND WARRANTIES
                    --------------------------------------


     Borrower and Guarantor, for themselves and each other where applicable, hereby represent and warrant to Lender as follows, which representations and warranties shall remain true throughout the term of the Loan:

     4.1  Existence.
          ---------

          (a) Borrower is a corporation duly formed, validly existing and in good standing under the laws of the State of Nevada with its principal place of business at 4310 Paradise Road, Las Vegas, Nevada 89109. Borrower is in good standing under the laws of the States of Nevada, Florida, Colorado, Texas, New Jersey, Hawaii and California and is authorized to transact business in the States where the law requires such qualifications to do the customary business of Borrower.

          (b) Guarantor is a corporation duly formed, validly existing and in good standing under the laws of the State of New York with its principal place of business at 4310 Paradise Road, Las Vegas, Nevada 89109. Guarantor is in good standing under the laws of the State of New York and is authorized to transact business in the State of Nevada.

     4.2  Authorization and Enforceability.
          --------------------------------

          (a)  Execution.  The Loan Documents have been duly authorized,
               ---------
     executed and delivered and constitute the duly authorized, valid and legally binding obligations of Borrower and the other parties signatory thereto (other than Lender) enforceable against such parties in accordance with their respective terms.

          (b)  Other Agreements.  The execution, delivery and compliance with
               ----------------
     the terms and provisions of the Loan Documents will not (i) to the best of Borrower's knowledge, violate any provisions of law or any applicable regulation, order or other decree of any court or governmental entity, or
     (ii) conflict or be inconsistent with, or result in any default under, any contract, agreement or commitment to which Borrower is bound.

     4.3  Financial Statements and Business Condition. Borrower's and
          -------------------------------------------
Guarantor's financial statements fairly present the respective financial conditions and (if applicable) results of operations of Borrower and Guarantor as of the date or dates thereof and for the periods covered thereby. All such financial statements, other than those prepared on behalf of a natural person, if any, were prepared in accordance with GAAP. Except for any such changes heretofore expressly disclosed in writing to Lender, there has been no material adverse change in the respective financial conditions of Borrower or Guarantor from the financial conditions shown in their respective financial statements. Borrower and Guarantor are able to pay all of their debts as they become due, and each shall maintain such solvent financial condition, giving effect to all obligations, absolute and contingent, of Borrower and Guarantor. Borrower's and Guarantor's obligations under this Agreement and under the other Loan Documents will not render Borrower and Guarantor unable to pay their debts as they become due. The present fair market value of Borrower's assets and Guarantor's assets is greater than the amount required to pay their total liabilities.

     4.4  Taxes.  All ad valorem taxes and other taxes and assessments
          -----
against the Resort and the Collateral that are due and payable have been paid and Borrower knows of no basis for any additional taxes or assessments against the Resort or the Collateral. Borrower has filed all required tax returns or has made timely requests for extensions and has paid all taxes shown to be due and payable on such returns, including interest and penalties, and all other taxes which are payable by it, to the extent the same have become due and payable. Borrower shall collect and pay any applicable sales or rental tax respecting the sale or rental of any Intervals.

     4.5  Litigation and Proceedings. There are no actions, suits, proceedings,
          --------------------------
orders or injunctions pending or, to the best of Borrower's or Guarantor's knowledge, threatened against or affecting Borrower, Guarantor, the Resort, the Loan or any Timeshare Association, at law or in equity, or before or by any governmental authority, which could have a material adverse effect on Borrower or Guarantor. Borrower has received no notice from any court or governmental authority alleging that Borrower has violated the Timeshare Act, any of the rules or regulations thereunder, or any other applicable laws.

     4.6  Licenses and Permits. Borrower possesses all requisite franchises,
          --------------------
certificates of convenience and necessity, operating rights, licenses, permits, consents, authorizations, exemptions and orders as are necessary to carry on its business as now being conducted.

     4.7  Full Disclosure. No information, exhibit or written report furnished
          ---------------
by or on behalf of Borrower and Guarantor to Lender in connection with the Loan contains any material misstatement of fact or omits any material fact necessary to make the statement contained herein or therein not misleading. Borrower knows of no legal or contractual restriction which will prevent it from offering or selling Intervals to Purchasers in any state where it is selling Intervals.

     4.8  Employee Benefit Plans. Borrower is in compliance in all material
          ----------------------
respects with all applicable provisions of ERISA, the IRC and all other applicable laws and the regulations and interpretations thereof with respect to all Employee Benefit Plans. No material liability has been incurred by Borrower which remains unsatisfied for any funding obligation, taxes or penalties with respect to any Employee Benefit Plan.

     4.9  Representations as to the Resort.
          --------------------------------

          (a)  Title; Prior Liens.  Borrower has good and marketable title to
               ------------------
     the Resort (excluding sold Intervals). Borrower is not in default under any of the documents evidencing or securing any indebtedness which is secured, wholly or in part, by the Resort, and no event has occurred which with the giving of notice, the passage of time or both, would constitute a default under any of the documents evidencing or securing any such indebtedness. There are no liens or encumbrances against the Resort other than the Permitted Exceptions.

          (b)  Access.  The Resort has direct access to a publicly dedicated
               ------
     road over a recorded easement and all roadways, if any, inside the Resort are common areas under the Declaration.

          (c)  Utilities.  Electric, gas, sewer, water facilities and other
               ---------
     necessary utilities are lawfully available in sufficient capacity to service the Resort and any easements necessary to the furnishing of such utility service have been obtained and duly recorded.

          (d)  Amenities.  All amenities described in the sales prospectus and
               ---------
     the Public Reports for the Resort are completed, or a bond insuring their completion has been posted. Such amenities include those listed in Exhibit
     D attached hereto.   Each Purchaser of an Interval has access to and the
     use of all of the amenities and public utilities of the Resort as and to the extent provided in the Declaration and the Public Reports.

          (e) Construction.  All costs arising from the construction of any
              ------------
     improvements and the purchase of any equipment, inventory, or furnishings located in or on the Resort have been paid on any Units where a Purchaser Deed of Trust is to be assigned to Lender.

          (f) Resort Documents and Creation of Resort.  Borrower has furnished
              ---------------------------------------
     to Lender true and correct copies of all Public Reports for the Resort, approval letters from the states where Intervals have been offered for sale, and all documents as recorded establishing the timeshare regime. Borrower is in control of the Association (as defined in the Declaration) of each of the Resorts (the "Timeshare Association").

     4.10 Timeshare Interval Exchange Network. Borrower is a member and
          -----------------------------------
participant, pursuant to a validly executed and enforceable agreement in writing, in Resorts Condominium International. Borrower has or caused to be paid all fees and other amounts due and owing under such agreement and is not otherwise in default thereunder.

     4.11 Collateral.
          ----------

          (a) Title.  Borrower has good and marketable title to the Collateral,
              -----
     free and clear of any lien, security interest, charge or encumbrance except for (i) the security interest created by this Agreement or otherwise created in favor of Lender; and (ii) the Permitted Exceptions. No financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender. Borrower shall defend Lender against and save it harmless from all claims of any Persons other than Lender with respect to the Collateral, and this indemnity shall include all attorneys' fees and legal expenses.

          (b) No Modification.  There have been no modifications or amendments
              ---------------
     to the Pledged Documents. Borrower shall not grant extensions of time for the payment of, compromise for less than the full face value, release in whole or in part any Purchaser liable for the payment of, or allow any credit whatsoever except for the amount of cash to be paid upon, any Collateral or any instrument or document representing the Collateral. Borrower may make non-material changes on three (3) business days notice to Lender that do not change the term of the Note, forgive or extend any payment or waive any default, subject, however, to Lender's discretion to disallow any such change

          (c) Binding Obligations. On the date of the assignment and delivery to
              -------------------
     Lender, each Financed Note Receivable and Upgraded Note Receivable constitutes an Eligible Note Receivable and Borrower is not aware of any facts or information which would cause such Financed Note Receivable to be ineligible hereunder.

          (d) Community Property.  The Pledged Documents were executed by
              ------------------
     Purchasers in connection with the purchase of Intervals and, as to individuals, bind the marital community of married individual partners.

                                   SECTION 5
                                   ---------

                             AFFIRMATIVE COVENANTS
                             ---------------------

     So long as any portion of the Indebtedness remains unpaid, Borrower covenants as follows:

     5.1  Payment and Performance of Indebtedness. Borrower shall pay and
          ---------------------------------------
promptly perform all of the obligations hereunder and under the Loan Documents.

     5.2  Maintenance of Insurance.
          ------------------------

          (a) Borrower further covenants that:

              (i)   Policies.  The Resort shall at all times and for so long as
                    --------
                    any Indebtedness remains outstanding be kept insured with such general liability coverage and such other coverages acceptable to Lender, by carrier(s), in amounts and in form at all times satisfactory to Lender, which carrier(s), amounts and form shall not be changed without the prior written consent of Lender. All required insurance may be maintained by the Timeshare Association as required by the Declaration, provided that in the event any Timeshare Association fails to maintain any insurance required under this Section 5.2(a), then Borrower shall be required to obtain and maintain such insurance.

              (ii)  Proofs of Claim. In case of loss or damage or other
                    ---------------
                    casualty, Borrower shall give immediate written notice thereof to the insurance carrier(s) and to Lender. Lender is authorized and empowered, and Borrower hereby irrevocably appoints Lender as its attorney-in-fact (such appointment is coupled with an interest), at Lender's option, to make or file proofs of loss or damage and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Borrower, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss.

              (iii) Loss or Casualty.  Provided no Event of Default then exists
                    ----------------
                    and Borrower certifies as to same, the net insurance proceeds shall be made available for the restoration or repair of the Resort if (i) in Lender's reasonable judgment:
                    (a) restoration or repair and the continued operation of the Resort is economically feasible; (b) the value of Lender's security is not reduced; and (c) the casualty loss is $250,000 or less; and (ii) the loss does not occur in the six (6) month period preceding the Maturity Date and Lender's independent consultant certifies that the restoration of the property can be completed at least ninety
                    (90) days prior to the Maturity Date. Borrower shall pay all amounts, in addition to the net insurance proceeds, necessary to pay in full the cost of the restoration or repair and shall deposit such amount with Lender or the Insurance Trustee if established by the Declaration, all in the discretion of Lender.

          (b) Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration; (y) the construction schedule; and (z) the architect's and general contractor's contracts for restoration exceeding $250,000. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds shall be disbursed subject to the requirements of the Timeshare Association documents. If an Event of Default then exists, or any of the conditions set forth in this subsection have not been met or satisfied, the net insurance proceeds shall be applied to the Loan in such order and manner as Lender may elect, whether or not due and payable, with any excess paid to Borrower.

     5.3  Condemnation. The proceeds of any award, payment or claim for damages,
          ------------
direct or consequential, in connection with any condemnation or other taking of any Unit or Interval which is the subject of a Financed Note Receivable or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender. Lender is authorized (but is under no obligation) to collect any such proceeds. Lender shall apply the net proceeds of any such condemnation award (after deduction of Lender's reasonable costs and expenses, if any, in collecting the same) subject to the requirements of the Timeshare Association documents. Notwithstanding anything to the contrary contained herein, for so long as any part of the Resorts are subject to the Declaration, any and all awards and payment received by Lender arising from any condemnation or conveyances in lieu thereof relating to the Resorts shall be delivered and paid out by Lender to the insurance trustee under the Declaration, to be distributed and used in accordance with the provisions of the Declaration.

     5.4  Inspections and Audits. Borrower shall, at such reasonable times
          ----------------------
during normal business hours and as often as may be reasonably requested, permit any agents or representatives of Lender to inspect the Resort and any of Borrower's assets (including financial and accounting books and records), to examine and make copies of and abstracts from the records and books of account of Borrower or the Timeshare Association or servicer under the Servicing Agreement and to discuss its affairs, finances and accounts with any of its officers, employees or independent public accountants. Borrower acknowledges that Lender intends to conduct such audits and inspections on at least a semi-annual basis. Borrower shall make available to Lender all credit information in Borrower's possession or under Borrower's control with respect to Purchasers as Lender may request. For up to two (2) such inspections per year and for any inspections made after an Event of Default, Borrower agrees to pay all of Lender's reasonable expenses to conduct such inspections; provided, however, that except with respect to any audits conducted after an Event of Default hereunder, Borrower shall not be required to pay in excess of $7,500 in any calendar year for audits performed during such year.

     5.5  Reporting Requirements. So long as the Indebtedness remains unpaid,
          ----------------------
Borrower shall furnish the following to Lender:

          (a) Every fourteen (14) days a report in a mutually acceptable form to be agreed upon showing remaining Availability certified by the Chief Financial Officer of Borrower as true and accurate.

          (b)  Monthly Reports.  Within fifteen (15) days after the end of each
               ---------------
     calendar month, reports showing through the end of the preceding month, (i) the following information with respect to each Financed Note Receivable:
     (a) the opening and closing balances, (b) all payments received allocated to interest, principal, late charges, taxes or the like, (c) the rate of interest, (d) an itemization of delinquencies, extensions, refinances, prepayments, upgrades, payoffs, cancellations and other adjustments, (E) the remaining term, and (f) the nature and status of any claims asserted or legal action pending with respect thereto; and (ii) the weighted average interest rate and the average remaining term of all Financed Notes Receivable.

          (c)  Sales and Inventory Reports.  Within fifteen (15) days after the
               ---------------------------
     end of each month a monthly report showing all sales and cancellations of sales of Intervals, in form and content satisfactory to Lender; and within thirty (30) days after the end of each Fiscal Year, an annual sales and inventory report for the Resort detailing the sales of all Intervals during such Fiscal Year and the available inventory of Units and Intervals, certified by Borrower to be true, correct and complete and otherwise in the form approved by Lender.

          (d)  Monthly Financial Reports.  Within forty-five (45) days after the
               -------------------------
     end of each month, unaudited financial statements of Borrower, Guarantor and any owners' associations, certified by the chief financial officer of the subject thereof.

          (e)  Year-End Financial Reports.  As soon as available and in any
               --------------------------
     event within one hundred and twenty (120) days after the end of each Fiscal
     Year: (i) the balance sheet[s] of Borrower, Guarantor and the Timeshare Association as of the end of such year and the related statements of income and cash flow for such Fiscal Year; (ii) a schedule of all outstanding indebtedness of Borrower and Guarantor describing in reasonable detail each such debt or loan outstanding and the principal amount and amount of accrued and unpaid interest with respect to each such debt or loan; and
     (iii) with respect to the financial statements of Borrower, Guarantor and the Timeshare Association, copies of reports from a firm of independent certified public accountants selected by Borrower, which report shall be unqualified as to going concern and scope of audit and shall state that such financial statements present fairly the financial position of Borrower, Guarantor and the Timeshare Association as of the dates indicated and the results of its operations and cash flow for the periods indicated in conformity with GAAP.

          (f)  Audit Reports.  Promptly upon receipt thereof, one (1) copy of
               -------------
     each other report submitted to Borrower or Guarantor by independent public accountants in connection with any annual, interim or special audit made by them of the books of Borrower or Guarantor;

          (g)  Other Reports. Such other reports, statements, notices or written
               -------------
     communications relating to the Borrower, Guarantor, Timeshare Association or the Resort as Lender may require, in its reasonable discretion.

          (h)  SEC Reports.  Promptly upon their becoming available one (1) copy
               -----------
     of each financial statement, report, notice or proxy statement sent by Guarantor to security holders generally, and of each regular or periodic report and any registration statement, prospectus or written communication (other than transmittal letters) in respect thereof filed by Guarantor with, or received by Guarantor in connection therewith from, any securities exchange or the Securities and Exchange Commission or any successor agency.

     5.6  Records. Borrower shall keep adequate records and books of account
          -------
reflecting all financial transactions of Borrower, including sales of Intervals, in which complete entries will be made in accordance with GAAP.

     5.7  Management. The manager and the management contracts for the Resort
          ----------
shall at all times be satisfactory to Lender. For so long as Borrower controls the Timeshare Association for the Resort, Borrower shall not change the Resort manager or amend, modify or waive any provision of or terminate the management contract for the Resort without the prior written consent of Lender, which consent shall not be unreasonably withheld. Three (3) out of Jerome J. Cohen, Gregg A. McMurtrie, Duke Campbell, Carol Sullivan and Jon A. Joseph shall remain the principal officers of Borrower and shall have the authority, subject to necessary Board of Director approval, to make all material business decisions.

     5.8  Net Worth. Borrower agrees to maintain a minimum net
          ---------
worth, determined in accordance with GAAP, of Twenty-Seven Million Five Hundred Thousand and 00/100 Dollars ($27,500,000.00) at all time Indebtedness is outstanding, or Lender is obligated to make Advances.

     5.9  Legal Covenant. Borrower shall comply in all material respects with
          --------------
any requirements of the Federal Trade Commission ("FTC") in whatever form including Gramm-Leach-Bliley Act and the Telemarketing Laws and rules promulgated by the FTC and the various state governments.

     5.10 Maintenance. Borrower shall maintain the Resort in good repair,
          -----------
working order and condition and shall make or cause to be made all necessary replacements to the Resort.

     5.11 Proceeds.  Immediately upon Borrower's receipt of proceeds from the
          --------
sale of any of the Collateral, Borrower shall deliver such proceeds to Lender in their original form and, pending delivery to Lender, Borrower will hold such proceeds as agent for Lender and in trust for Lender.

     5.12 Release and Bonding of Liens. In the event any lien attaches to any
          ----------------------------
Collateral, Borrower shall, within thirty (30) days after such attachment, either (a) cause such lien to be released of record or (b) provide Lender with a bond in accordance with the applicable laws of the state in which the Resort is located, issued by a corporate surety acceptable to Lender, in an amount acceptable to Lender and in form acceptable to Lender.

     5.13 Claims. Borrower shall promptly notify Lender of any material
          ------
(including any action for more than $50,000) claim, action or proceeding affecting the Collateral, or any part thereof, or any of the security interests granted hereunder, and, at the request of Lender, appear in and defend, at Borrower's expense, any such claim, action or proceeding.

     5.14 Use of Lender Name.  Borrower will not, and will not permit any
          ------------------
Affiliate to, without the prior written consent of Lender, use the name of Lender or the name of any affiliates of Lender in connection with any of their respective businesses or activities, except in connection with internal business matters, administration of the Loan and as required in dealings with governmental agencies.

     5.15 Other Documents.  Borrower will maintain accurate and complete files
          ---------------
relating to the Notes Receivable and other Collateral to the satisfaction of Lender, and such files will contain copies of each Note Receivable together with the purchase agreements, truth-in-lending statements, all relevant credit memoranda and all collection information and correspondence relating to such Notes Receivable.

     5.16 Subordinated Obligations. Upon and during an Incipient Event of
          ------------------------
Default or Event of Default, Borrower will not, directly or indirectly, (a) permit any payment to be made in respect of any indebtedness, liabilities or obligations, direct or contingent, to Borrower or any Affiliate (excluding trade payables incurred in the ordinary course of business), which payments shall be and are hereby made subordinate to the payment of principal of, and interest on, the Note, or (b) permit the amendment, rescission or other modification of any of Borrower's subordinated obligations in such a manner as to affect adversely the lien priority of the Collateral.

     5.17 Loan Servicing.
          --------------

          (a) Borrower shall serve as the servicing agent without formal agreement and shall continue in such capacity as long as its performance is satisfactory to Lender in its sole discretion. Borrower's right to service shall be cancelable by Lender upon the occurrence of any default under the Loan Documents during the time Borrower or an Affiliate of Borrower is servicer.

          (b) Borrower agrees to hire Back Up Servicer and pay its fee for standing by and becoming familiar with the servicing operations of Borrower to the extent of reviewing Borrower's collection reports, in an amount not
     to exceed $2,500 per year.   Upon an Event of Default, or if Lender is
     dissatisfied with the performance of Borrower as above stated, Lender may replace Borrower with Back Up Servicer who shall then receive compensation from Borrower at a market rate for a servicing agent and Borrower shall enter into a customary servicing agreement with Back Up Servicer.

     5.18 Custodian. Lender shall have the right at any time to utilize
          ---------
Custodian to maintain custody of the Collateral. Borrower agrees not to interfere with Custodian's performance of its duties under the Custodial Agreement or to take any action that would be inconsistent in any way with the terms of the Custodial Agreement. All custodial fees, and the costs and expenses of the Custodian, shall be paid by Borrower.

     5.19 Compliance with Laws and Agreements. Borrower and any Affiliate shall
          -----------------------------------
comply with, confirm to and obey each and every judgment, law, statute, rule and governmental regulation applicable to it and each indenture, order, instrument, agreement or document to which it is a party or by which it is bound. Each of the Units in which Intervals are being sold shall be in compliance with each and every law, statute, rule and governmental regulation applicable to it.

                                   SECTION 6
                                   ---------

                              NEGATIVE COVENANTS
                              ------------------

     So long as any portion of the Indebtedness remains unpaid and until this Agreement is terminated, Borrower hereby covenants and agrees with Lender as follows:

     6.1  Consolidation and Merger. Borrower will not consolidate with or merge
          ------------------------
into any other Person or permit any other Person to consolidate with or merge into it.

     6.2  Restrictions on Transfers. Borrower shall not, without obtaining the
          -------------------------
prior written consent of Lender, which may be granted or withheld in Lender's sole discretion, (a) transfer, sell, pledge, convey, assign or encumber all or any portion of the Resort or the Collateral (or contract to do any of the foregoing, including securitizations, options to purchase and so called "installment sales contracts") except sales of Intervals to Purchasers in arms-length transactions and sale of Units that are not underlying any Financed Note Receivables; (b) permit any sale, assignment, encumbrance, dilution or other disposition of any ownership interests in Borrower (including any right to receive profits, losses or cash flow related to the Resort) now held by Guarantor that would cause Guarantor to either (i) own less than less than a fifty-one percent (51%) interest in Borrower; or (ii) cease to have a controlling interest in Borrower; (c) permit any change of the President of Borrower other than by voluntary retirement or natural causes; or (d) permit the creation of any new ownership interests in Borrower, except to the extent such new ownership interests are owned or controlled by Guarantor.

     6.3  Timeshare Regimen. Without Lender's prior written consent, Borrower
          -----------------
shall not amend, modify or terminate the Declaration or the covenants, conditions, easements or restrictions against the Resort (or any portion thereof), except that if any amendment or modification is required either (a) to cause additional Units and Intervals to be annexed into the timeshare regimen of the Resort, or (b) by law, Borrower shall implement the same and give prompt written notice thereof to Lender.


     6.4  Collateral. Borrower shall not take any action (nor permit or consent
          ----------
to the taking of any action) which might reasonably be anticipated to impair the value of the Collateral or any of the rights of Lender in the Collateral.

     6.5  No Sales Outside of Certain States. Borrower shall not market, attempt
          ----------------------------------
to sell or sell any Intervals outside of the States of Florida, Colorado, Texas, New Jersey Hawaii, California, Nevada and Illinois unless, prior to taking any such actions, Borrower delivers to Lender the applicable Compliance Documents.

     6.6  Contracts. Borrower shall not materially amend, modify or assign to
          ---------
any other party any management, marketing, servicing, maintenance or other similar contract for the Resort.

     6.7  Restricted Transfer and Encumbrance of Units and Intervals.  Except
          ----------------------------------------------------------
for the sale of a Unit or Interval to a Purchaser and the encumbrance of such Unit or Interval as security for the Loan or allowed under Section 6.2 above, Borrower shall not otherwise assign, convey, transfer or cause to be encumbered any interest in any Unit or Interval. All easements, declarations of covenants, conditions and restrictions and private and public dedications affecting such unsold Units and Intervals shall be submitted to Lender for its approval and such approval must be obtained prior to the execution or granting of any thereof by Borrower.

     6.8  Minimum Liquidity.  Borrower agrees that during the term of the Loan
          -----------------
and any extension, Borrower shall maintain minimum liquidity of $5,000,000 which shall be defined for purposes of this Agreement as unrestricted cash plus unpledged Eligible Receivables as of the last day of each fiscal quarter of Borrower

     6.9  Leverage.  As of the last day of each fiscal quarter of Borrower and
          --------
for so long as Indebtedness is outstanding or the Lender is obligated to make Advances, Borrower and Guarantor each agree to maintain a liabilities to net worth ratio of 4.5:1, as shown on the balance sheet of Borrower and Guarantor prepared in accordance with GAAP.

     6.10 Interest Coverage.  As of the last day of each fiscal quarter of
          -----------------
Borrower and for so long as Indebtedness is outstanding or the Lender is obligated to made Advances, Borrower agrees to maintain a ratio of EBITDA to Net Total Interest Expense of not less than 1.0:1 "EBITDA" means, as of the last day of any fiscal quarter of the Borrower, Net Income (as defined below) for the twelve (12) month period ending on such last day, plus all amounts deducted in the computation of such Net Income on account of (a) depreciation expense and amortization expense for Intangible Assets; (b) income taxes; (c) all non-cash charges in respect of pension and retiree benefit expense; and (d) interest expense (including imputed interest in respect of leases capitalized in accordance with GAAP [both current and long-term portions of such imputed interest expense], amortization of debt discount and the current and long-term portion of interest expense for all long-term indebtedness of the Borrower) (the amounts of interest in this subclause (d) are referred to herein as "Total Interest Expense"). "Intangible Assets" means, as of any fiscal quarterly determination date for this covenant, the amount of intangible assets of Borrower, determined in conformity with GAAP, including, without limitation, goodwill, patents, trademarks, tradenames, copyrights, licenses, organizational costs, deferred amounts, prepaid expenses, covenants not to compete, franchises, unearned income, and restricted funds. "Net Income" means, with respect to any period, the net income of the Borrower for such period determined in accordance with GAAP without giving effect to extraordinary gains or losses or gains or losses arising from sales of assets other than inventory sold in the ordinary course of business. "Subordinated Interest Expense" means, with respect to any period, the interest expense accrued for such period in respect of Subordinated Debt. "Net Total Interest Expense" means, for any period, Total Interest Expense for such period minus Subordinated Interest Expense for such period.

                                   SECTION 7
                                   ---------

                               EVENTS OF DEFAULT
                               -----------------

     An "Event of Default" shall exist if any of the following shall occur:

     7.1  Payments. Borrower shall fail to make any payment of the Indebtedness
          --------
when such payment is due.

     7.2  Failure to Permit Inspections. Borrower shall fail to strictly comply
          -----------------------------
with the provisions of Section 5.4 of this Agreement.

     7.3  Covenant Defaults. Borrower shall fail to perform or observe any
          -----------------
covenant, agreement or obligation contained in this Agreement or in any of the Loan Documents (other than any covenant or agreement obligating Borrower to pay the Indebtedness), and such failure shall continue for fifteen (15) days after Lender delivers notice thereof to Borrower, provided, however, if the failure is incapable of cure within such period and Borrower shall be diligently pursuing a cure, as determined by Lender in its sole discretion, such cure period shall be extended by an additional period not to exceed fifteen (15) days.

     7.4  Warranties or Representations. Any representation or other statement
          -----------------------------
made by or on behalf of Borrower in this Agreement, in any of the other

Loan Documents or in any instrument furnished in compliance with or in reference to the Loan Documents, shall be false, misleading or incorrect in any material respect as of the date made.

     7.5  Bankruptcy. A petition under any Chapter of Title 11 of the United
          ----------
States Code or any similar law or regulation is filed by or against Borrower or Guarantor (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within sixty (60) days of its filing), or a custodian, receiver or trustee for any of the Resort is appointed, or Borrower or Guarantor makes an assignment for the benefit of creditors, or either of them is adjudged insolvent by any state or federal court of competent jurisdiction, or either of them admit its insolvency or inability to pay debts as they become due or an attachment or execution is levied against any of the Resorts or any part thereof.

     7.6  Attachment, Judgment, Tax Liens. The issuance, filing or levy against
          -------------------------------
Borrower or Guarantor of one or more attachments, injunctions, executions, tax liens or judgments for the payment of money cumulatively in excess of $100,000, which is not discharged in full or stayed within thirty (30) days after issuance or filing.

     7.7  Default by Borrower or Guarantor in Other Agreements. Any default by
          ----------------------------------------------------
Borrower or Guarantor in the payment of indebtedness for borrowed money after the expiration of any applicable grace or cure period; any other default under such indebtedness which accelerates or permits the acceleration (after the giving of notice or passage of time, or both) of the maturity of such indebtedness; or any default which permits the holders of such indebtedness to elect a majority of the Board of Directors of Borrower or Guarantor.

     7.8  Suspension of Sales. The issuance of any stay order, cease and desist
          -------------------
order or similar judicial or non-judicial sanction that materially adversely limits or otherwise affects any Interval sales activities, and, with respect to any such sanction only, such sanction is not dismissed, terminated or rescinded within thirty (30) days after issuance.

                                   SECTION 8
                                   ---------

                                   REMEDIES
                                   ---------

     8.1  Remedies Upon Default. Upon the occurrence of an Event of Default,
          ---------------------
Lender may take any one or more of the following actions, all without notice to
Borrower:

          (a) Acceleration.  Declare the unpaid balance of the Indebtedness, or
              ------------
     any part thereof, immediately due and payable, whereupon the same shall be due and payable without further action.

          (b) Termination of Further Borrowing.  Terminate any commitment of
              --------------------------------
     Lender to lend under this Agreement in its entirety, or any portion of any such commitment, to the extent Lender shall deem appropriate.

          (c) Judgment.  Reduce Lender's claim to judgment, foreclose or
              --------
     otherwise enforce Lender's security interest in all or any part of the Collateral by any available judicial procedure or other procedure authorized by the Loan Documents or otherwise available to Lender at law or in equity.

          (d) Sale of Collateral.  Exercise all the rights and remedies of a
              ------------------
     secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) including (i) require Borrower to, and Borrower hereby agrees that it will, at its expense and upon request of

     Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to both parties; (ii) enter upon any premises of Borrower and take possession of the Collateral; and (iii) sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Lender's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Lender may deem reasonable. Borrower agrees that, to the extent notice of sale shall be required by law, ten
     (10) days notice of the time and place of any sale shall constitute reasonable notification. At any sale of the Collateral, if permitted by law, Lender may bid (which bid may be, in whole or in part, in the form of cancellation of indebtedness) for the purchase of the Collateral or any portion thereof for the account of Lender. Borrower shall remain liable for any deficiency. Lender shall not be required to proceed against any Collateral but may proceed against Borrower directly. To the extent permitted by law, Borrower hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter enacted.

          (e) Receiver.  Apply by appropriate judicial proceedings for
              --------
     appointment of a receiver for the Collateral, or any part thereof, and Borrower hereby consents to any such appointment and waives any defenses it may have thereto.

          (f) Exercise of Other Rights.  Exercise any and all other rights or
              ------------------------
     remedies afforded by law, in equity or by the Loan Documents as Lender shall deem appropriate, including, but not limited to, the right to bring suit or other proceeding, either for specific performance of any covenant or condition contained in the Loan Documents or in aid of the exercise of any right or remedy granted to Lender in the Loan Documents.

     8.2  Application of Collateral; Termination of Agreements. Upon the
          ----------------------------------------------------
occurrence of an Event of Default, Lender may apply against the Indebtedness any and all Collateral in its possession, any and all balances, credits, deposits, accounts, reserves, indebtedness or other moneys due or owing to Borrower held by Lender hereunder or under any other financing agreement or otherwise, whether accrued or not.

     8.3  Waivers. No waiver by Lender of any Event of Default shall be deemed
          -------
to be a waiver of any other or subsequent Event of Default. No delay or omission by Lender in exercising any right or remedy under the Loan Documents shall impair such right or remedy or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right or remedy preclude other or further exercise thereof, or the exercise of any other right or remedy under the Loan Documents or otherwise. Further, Borrower and Guarantor severally waive notice of the occurrence of any Event of Default, presentment and demand for payment, protest, and notice of protest, notice of intention to accelerate, acceleration and nonpayment, and agree that their liability shall not be affected by any renewal or extension in the time of payment of the Indebtedness, or by any release or change in any security for the payment or performance of the Indebtedness, regardless of the number of such renewals, extensions, releases or changes. Borrower also hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by the Loan Documents.

     8.4  Cumulative Rights. All rights and remedies available to Lender under
          -----------------
the Loan Documents shall be cumulative and in addition to all other rights and remedies granted to Lender at law or in equity, whether or not the Indebtedness is due and payable and whether or not Lender shall have instituted any suit for collection or other action in connection with the Loan Documents.

     8.5  Proceeds. All proceeds in respect of the Collateral realized under
          --------
this Section 8, net of all Costs and expenses in respect thereof, shall be applied first to the accrued and unpaid interest in respect of the Indebtedness and then to the Indebtedness. Any proceeds remaining thereafter shall be paid to the Borrower or such other person legally entitled thereto.

     8.6  Marshalling Waiver. Borrower waives any and all rights to require the
          ------------------
marshalling of assets in connection with the exercise of any of the remedies hereunder.

                                   SECTION 9
                                   ---------

                           CERTAIN RIGHTS OF LENDER
                           ------------------------

     9.1  Protection of Collateral. Lender may at any time and from time to time
          ------------------------
take such actions as Lender deems necessary or appropriate to protect Lender's liens and security interests in and to preserve the Collateral. Borrower agrees to cooperate fully with all of Lender's efforts to preserve the Collateral and Lender's liens and security interests therein.

     9.2  Performance by Lender. If Borrower fails to perform any agreement
          ---------------------
contained herein, Lender may, but shall not be obligated to, cause the performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Borrower pursuant to Section 9.3 below.

     9.3  Fees and Expenses. Borrower agrees to promptly pay all Costs and all
          -----------------
such Costs shall be included as additional Indebtedness bearing interest at the Default Rate until paid.

     9.4  Assignment of Lender's Interest. Lender shall have the right to assign
          -------------------------------
all or any portion of its rights in this Agreement to any subsequent holder or holders of the Indebtedness provided they agree to be bound by the terms and conditions of this Agreement.

     9.5  Notice to Purchaser.  Borrower authorizes both Lender and the
          -------------------
Custodian (but neither Lender nor the Custodian shall be obligated) to communicate at any time and from time to time, whether prior to or after a sale of an Interval, with any Purchaser or any other Person primarily or secondarily liable under a Financed Note Receivable with regard to the lien of Lender thereon and any other matter relating thereto. Lender may perform, at Borrower's expense, any and all credit investigations as Lender may deem necessary to determine whether any such Purchaser meets the requirements to be an Eligible Notes Receivable.

     9.6  Collection of Notes
          -------------------

          (a) Borrower shall direct and authorize each party liable for the payment of the Financed Notes Receivable to pay each installment thereon to Lockbox Agent pursuant to the Lockbox Agreement, after which such parties are directed to make all further payments on the Financed Notes Receivable in accordance with the directions of Lender. Following the occurrence of an Event of Default, Lender shall have the right to (a) require that all payments due under the Financed Notes Receivable be paid directly to Lender, and to receive, collect, hold and apply the same in accordance with the provisions of this Agreement, and (b) take such remedial action available to it for the enforcement of any defaulted Financed Note Receivable including the foreclosure of any Deed of Trust securing the payment thereof. Borrower hereby further irrevocably authorizes, directs and empowers Lender to collect and receive all checks and drafts evidencing such payments and to endorse such checks or drafts in the name of Borrower and upon such endorsements, to collect and receive the money therefor.

          (b) Upon indefeasible payment and satisfaction in full of all Indebtedness, Lender will, at Borrower's request and sole expense, give written notice as necessary to redirect payment of the Financed Notes Receivable as requested by Borrower.

     9.7  Power of Attorney.  Borrower does hereby irrevocably constitute and
          ------------------
appoint Lender as Borrower's true and lawful agent and attorney-in-fact, with full power of substitution, for Borrower and in Borrower's name, place and stead, or otherwise, to (a) endorse any checks or drafts payable to Borrower in the name of Borrower and in favor of Lender as provided in Section 9.6 above;
(b) to demand and receive from time to time any and all property, rights, titles, interests and liens hereby sold, assigned and transferred, or intended so to be, and to give receipts for same; and (c) upon the occurrence and during the continuance of any Event of Default hereunder, (i) to institute and prosecute in the name of Borrower or otherwise, but for the benefit of Lender, any and all proceedings at law, in equity, or otherwise, that Lender may deem proper in order to collect, assert or enforce any claim, right or title, of any kind, in and to the property, rights, titles, interests and liens hereby sold, assigned or transferred, or intended so to be, and to defend and compromise any and all actions, suits or proceedings in respect of any of the said property, rights, titles, interests and liens, and (ii) generally to do all and any such acts and things in relation to the Collateral as Lender shall in good faith deem advisable. Borrower hereby declares that the appointment made and the powers granted pursuant to this Section are coupled with an interest and are and shall be irrevocable by Borrower in any manner, or for any reason, unless and until all obligations of Borrower to Lender have been indefeasibly satisfied.

     9.8  Indemnification of Lender.  Borrower shall indemnify Lender, its
          -------------------------
agents, employees, attorneys, directors and assignees, administrators, subsidiaries, partners, affiliates and affiliated entities (the "Indemnified Parties") and hold the Indemnified Parties harmless from and against any and all liabilities, indebtedness, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Indemnified Parties, in any way relating to or arising out of (a) this Agreement and the Loan Documents and/or (b) any of the transactions contemplated therein or thereby (including those in any way relating to or arising out of the violation by Borrower of any federal or state laws including the Federal Trade Commission Act, Interstate Land Sales Act or the Timeshare Act). Upon receiving knowledge of any suit, claim or demand asserted by a third party that Lender believes is covered by this indemnity, and subject to the condition that no Event of Default under this Agreement shall then exist, the Indemnified Parties shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Lender. Notwithstanding any defense by Borrower of any such suit, claim or demand, Lender shall have the right to participate in any material decision affecting the conduct or settlement of any dispute or proceeding for which indemnification may be claimed.

                                  SECTION 10
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     10.1 Notice.  Any notice or other communication required or permitted to be
          ------
given shall be in writing addressed to the respective party as set forth below and may be personally served, telecopied or sent by overnight courier or U.S. Mail and shall be deemed given: (a) if served in person, when served; (b) if telecopied, on the date of transmission, as evidenced by an electronic confirmation report, if before 3:00 p.m. (East Coast time) on a business day; provided that a hard copy of such notice is also sent pursuant to
              --------
(c) or (d) below; (c) if by overnight courier, on the first business day after delivery to the courier; or (d) if by U.S. Mail, certified or registered mail, return receipt requested on the fourth (4th) day after deposit in the mail postage prepaid.

     Notices to Borrower:          Preferred Equities Corporation
                                   Attn:  Carol W. Sullivan
                                   4310 Paradise Road
                                   Las Vegas, NV  89109
                                   Facsimile: 702/369-4398

     With a copy to:               Preferred Equities Corporation
                                   Attn:  Jon A. Joseph, Esq.
                                   4310 Paradise Road
                                   Las Vegas, NV  89109
                                   Facsimile: 702/369-4398

     Notices to Lender:            Capital Source Finance LLC
                                   Attn:  Loan Administration
                                   Re: PEC Loan
                                   1133 Connecticut Avenue, N.W.
                                   Suite 310
                                   Washington, D.C.  20036
                                   Facsimile: 202/862-3410

     With a copy to:               Robert E. Dady, Esq.
                                   Fieldstone Lester Shear & Denberg
                                   201 Alhambra Circle, Suite 601
                                   Coral Gables, FL  33134
                                   Facsimile:  305/357-5761

     10.2 Survival.  All representations, warranties, covenants and agreements
          --------
made by Borrower herein, in the other Loan Documents or in any other agreement, document, instrument or certificate delivered by or on behalf of Borrower or Guarantor under or pursuant to the Loan Documents shall be considered to have been relied upon by Lender and shall survive the delivery to Lender of such Loan Documents and the extension of the Indebtedness (and each part thereof), regardless of any investigation made by or on behalf of Lender.

     10.3 Governing Law.  This Agreement and the other Loan Documents (except as
          -------------
may be expressly provided therein to the contrary) shall be governed by and construed in accordance with the laws of the State of New York and applicable laws of the United States.

     10.4 Invalid Provisions.  If any provision of this Agreement or any of the
          ------------------
other Loan Documents is held to be illegal, invalid or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable, this Agreement and the other Loan Documents shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof or thereof, and the remaining provisions hereof or thereof shall remain in full force and effect.

     10.5 Counterparts; Effectiveness.  This Agreement may be signed in any
          ---------------------------
number of counterparts, each of which shall be an original, with the same effect as if the signature thereto and hereto were on the same instrument. This Agreement shall become effective upon Lender's receipt of one or more counterparts hereof signed by Borrower and Lender.

     10.6 Lender Not Fiduciary.  The relationship between Borrower and Lender is
          --------------------
solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or provision of any of the Loan Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

     10.7 Entire Agreement.  This Agreement, including the Exhibits and other
          ----------------
Loan Documents and agreements referred to herein embody the entire agreement between the parties hereto, supersedes all prior agreements and understandings between the parties whether written or oral relating to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no oral agreements among Lender, Borrower or Guarantor or between any two or more of them. This Agreement may be modified or changed only in a writing executed by both Lender and Borrower and/or the other affected parties.

     10.8 Venue.  BORROWER AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING
          -----
DIRECTLY, INDIRECTLY OR OTHERWISE IN CONNECTION WITH, OUT OF, RELATED TO OR FROM THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED, AT LENDER'S SOLE DISCRETION AND ELECTION, ONLY IN COURTS HAVING A SITUS WITHIN THE STATE OF NEW YORK. BORROWER HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID STATE. BORROWER HEREBY IRREVOCABLY APPOINTS AND DESIGNATES CORPORATION SERVICE COMPANY, TWO WORLD TRADE CENTER, SUITE 8746, NEW YORK CITY, NEW YORK 10048-0203,AS ITS DULY AUTHORIZED AGENT FOR SERVICE OF LEGAL PROCESS AND AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF PROCESS UPON SUCH PARTY. IN THE EVENT SERVICE IS UNDELIVERABLE BECAUSE SUCH AGENT MOVES OR CEASES TO DO BUSINESS IN NEW YORK, NEW YORK, BORROWER SHALL, WITHIN TEN (10) DAYS AFTER LENDER'S REQUEST, APPOINT A SUBSTITUTE AGENT (IN NEW YORK CITY) ON ITS BEHALF AND WITHIN SUCH PERIOD NOTIFY LENDER OF SUCH APPOINTMENT. IF SUCH SUBSTITUTE AGENT IS NOT TIMELY APPOINTED, LENDER SHALL, IN ITS SOLE DISCRETION, HAVE THE RIGHT TO DESIGNATE A SUBSTITUTE AGENT UPON FIVE (5) DAYS NOTICE TO BORROWER. BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY LENDER ON THE LOAN DOCUMENTS IN ACCORDANCE WITH THIS PARAGRAPH. IN THE EVENT SERVICE OF PROCESS IS MADE ON CORPORATION SERVICE COMPANY, LENDER WILL SEND A COURTESY NOTICE (SERVICE SHALL NOT BE AFFECTED BY LENDER'S FAILURE TO SEND SUCH NOTICE) TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 10.1 OF THIS AGREEMENT.

     10.9 Jury Trial Waiver.  BORROWER AND LENDER HEREBY WAIVE THEIR RESPECTIVE
          -----------------
RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INCLUDE THIS WAIVER OF TRIAL BY JURY OR HAS

TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH OF THEM HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

     10.10  Consent to Advertising and Publicity.  Borrower hereby consents that
            ------------------------------------
Lender may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement.

     10.11  Headings.  Section headings have been inserted in the Agreement as a
            --------
matter of convenience of reference only; such section headings are not a part of the Agreement and shall not be used in the interpretation of this Agreement.

     10.12  Broker's Fees.  There are no brokers or other similar fees or
            -------------
commitments due with respect to the transactions described in the Agreement, except for a broker's fee due to The Resort Capital Group, Inc. Borrower shall defend the Indemnified Parties and save and hold them harmless from all claims of any Persons for any such fees which indemnity shall include reasonable attorneys' fees and legal expenses.

     The parties hereto have executed this Agreement or has caused the same to be executed by their duly authorized representatives as of the date first above written.


                                        BORROWER:

                                        PREFERRED EQUITIES CORPORATION,
                                        a Nevada corporation


                                        By: /s/  Carol W. Sullivan
                                           -------------------------------------
                                        Name: Carol W. Sullivan
                                             -----------------------------------
                                        Its: Sr. V.P.
                                             -----------------------------------

                                        LENDER:

                                        CAPITAL SOURCE FINANCE LLC,
                                        a Delaware limited liability company


                                        By: s/s Steven A. Museles
                                            ------------------------------------
                                        Name: Steven A. Museles
                                              ----------------------------------
                                        Its: Vice President
                                             -----------------------------------

                                        (EXECUTION BY GUARANTOR ON PAGE 22)

                                             GUARANTOR:

                                        MEGO FINANCIAL CORP,
                                        a New York corporation


                                        By: /s/ Charles G. Baltuskonis
                                            ------------------------------------
                                        Name: Charles G. Baltuskonis
                                              ----------------------------------
                                                  Its: Sr. V.P.
                                                       -------------------------

                                 Defined Terms
                                 -------------

     The following terms used in this Agreement shall have the following meanings:

     Advance. Proceeds of the Loan advanced from time to time by Lender to Borrower in accordance with this Agreement.

     Affiliate. Any individual, trust, estate, partnership, limited liability company, corporation or any other incorporated or unincorporated organization (each, a "Person") that directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with Borrower or Guarantor; any officer, director, partner or shareholder of Borrower, Guarantor or any relative of any of the foregoing. The term "control" means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

     Availability. At all times during the Revolving Period, the lesser of (a) the remainder of [i] $15,000,000 minus [ii] the principal balance of all Advances then outstanding (without giving effect to the currently requested Advance); or (b) the remainder of (i) $15,000,000 minus (a) the sum of eighty-five percent (85%) of the principal balance of New Eligible Note Receivable and
(b) ninety percent (90%) of the principal balance of Mature Eligible Notes Receivable. After expiration of the Revolving Period, Availability shall be zero ($0).

     Back Up Servicer. A company with experience as a servicing agent acceptable to Lender to be hired by Borrower to track Borrower's collections of the Note Receivables and to substitute for Borrower acting as servicing agent upon an Event of Default or as otherwise stated in this Agreement.

     Business Day. Any day which is not a Saturday or Sunday or a day on which banks in Washington, D.C. are required to close.

     Code. The Uniform Commercial Code as adopted and in force in the State of Nevada as the same may be amended from time to time.

     Collateral.  Has the meaning assigned in Section 3.1.

     Compliance Documents. With respect to sales of Intervals in any state or jurisdiction: (i) a memorandum in substance satisfactory to Lender from an attorney licensed in such state or jurisdiction addressing the compliance of Borrower's sales and financing documents and sales practices with the applicable law of such state or jurisdiction, (ii) evidence satisfactory to Lender that the governmental authority of such state or jurisdiction having jurisdiction over sales of timeshare intervals has issued all required approvals of Borrower's sales and financing documents and sales practices, and (iii) copies of Borrower's sales and financing documents as approved by such state.

     Commitment Fee. A non-refundable loan commitment fee with respect to the Loan equal to $187,500, which is payable as set forth in Section 1.6 above. Borrower has deposited $25,000 with Lender which will be first applied to Lender's cost of doing this transaction and if any funds remain after such cost reimbursement, it shall be applied to the Commitment Fee.

     Costs.   All expenditures and expenses which may be paid or incurred by or on behalf of Lender in connection with the documentation, modification, workout, collection or enforcement of the Loan or any of the Loan Documents. Notwithstanding the foregoing, Costs payable on the date of the initial Advance shall be limited to (i) the fees and costs of Lender's attorneys (including Lender's inside counsel) in connection with the documentation of the Loan and the due diligence review of Borrower's deliveries including travel costs incurred to make such review; (iii) all applicable title, filing and recording fees and other closing costs; and (iv) the payment on behalf of borrower of the broker's fees due under Section 10.12. During the term of the Loan, Costs payable by Borrower shall include: payments to remove or protect against liens; attorneys' fees (including fees of Lender's inside counsel); receivers' fees; engineers' fees; accountants' fees; independent consultants' fees (including environmental consultants); fees of the Custodian and the Back Up Servicer; all costs and expenses incurred in connection with any of the foregoing; outlays for documentary and expert evidence; stenographers' charges; stamp taxes; inspection and audit costs as set forth in Section 5.4 above; publication costs; and costs (which may be estimates as to items to be expended after entry of an order or judgment) for procuring all such abstracts of title, title and UCC searches, and examination, title insurance policies, and similar data and assurances with respect to title as Lender may deem reasonably necessary either to prosecute any action or to evidence to bidders at any foreclosure sale a true condition of the title to, or the value of, the Collateral.

     Current Ratio.  As defined in Section 6.8 herein.

     Custodial Agreement. An agency and custodial agreement, on Lender's form, among Borrower, Lender and Custodian providing for the maintenance of the Pledged Documents.

     Custodian. Chicago Title Insurance Company or such other Person designated by Lender and approved by Borrower to maintain physical possession of the Pledged Documents.

     Declaration. The Grand Flamingo Plaza Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded May 23, 1997 in Book 970523 as Document Number 01649 in the Office of the County Recorder of Clark County, Nevada, as now or hereafter amended or restated; and

     The Grand Flamingo Fountains Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded May 26, 1993 in Book 930526 as Document Number 00566 in the Office of the County Recorder of Clark County, Nevada, as now or hereafter amended or restated; and

     The Grand Flamingo Terraces Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded December 12, 1989 in Book 891212 as Document Number 00188 in the Office of the County Recorder of Clark County, Nevada, as now or hereafter amended or restated; and

     The Grand Flamingo Suites Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded November 8, 1991 in Book 911108 as Document Number 00235 in the Office of the County Recorder of Clark County, Nevada, as now or hereafter amended or restated; and

     The Grand Flamingo Towers Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded August 23, 1984 in Book 1978 as Document Number 1937487 in the Office of the County Recorder of Clark County, Nevada, as now or hereafter amended or restated; and

     The Grand Flamingo Villas Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded November 10, 1983 in Book 1832 as Document Number 1791580 in the Office of the County Recorder of Clark County, Nevada, as now or hereafter amended or restated; and

     The Grand Flamingo Winnick Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded March 19, 1993 in Book 930319 as Document Number 00051 in the Office of the County Recorder of Clark County, Nevada, as now or hereafter amended or restated; and

     The Reno Spa Resort Club Declaration of Timeshare Ownership Covenants, Conditions and Restrictions recorded April 18, 1984 in Book 2002 as Document Number 919447 in the Office of the County Recorder of Washoe County, Nevada, as now or hereafter amended or restated.

     Deed of Trust. Any deed of trust or mortgage executed and delivered by a Purchaser, encumbering all of the right, title and interest of each such Purchaser in and to its purchased Interval as security for such Purchaser's obligations under any Financed Note Receivable.

     Default Rate. A per annum rate of interest equal to the Interest Rate plus four percent (4%).

     EBITDA.  As described in Section 6.10 hereof.

     Eligible Note Receivable. Each Note Receivable satisfying all of the following criteria:

     (a) Payments due under the Note Receivable shall be self-amortizing and payable in equal installments of principal and interest; and the original term of a Financed Note Receivable shall not exceed 120 months; the weighted average of the remaining term of all Financed Note Receivables shall not exceed 110 months;

     (b) Purchaser has made a cash down payment of at least ten percent (10%) of the actual purchase price of the Interval and no part of such payment has been made or loaned to Purchaser by Borrower or a Affiliate;

     (c) No installment is more than thirty (30) days past due on a contractual basis at the time of assignment to Lender, nor becomes more than sixty
          (60) days past due on a contractual basis thereafter;

     (d) The weighted average interest rate of all Financed Notes Receivable shall be 12.5%. Each Note Receivable where there has been a 10% down payment, but not more than 50%, shall bear interest at a minimum of 11% per annum and where the down payment is 50% or more, the interest rate may be at a minimum of 0% for the first two (2) years and at least 5% per annum thereafter. Note Receivables meeting the foregoing qualifications for 0% interest rate may not exceed 20% of all Financed Note Receivables at any one time outstanding.

     (e) The Unit with respect to the Interval purchased has been completed in accordance with the Purchase Documents;

     (f) All amenities for the Resort have been completed and are available for use by all Purchasers;

     (g) The Purchaser is not an Affiliate of, related to or employed by Borrower or Guarantor;

     (h) The Note Receivable is free and clear of adverse claims, liens and encumbrances and subject to no claims of rescission, invalidity, unenforceability, illegality, defense, offset or counterclaim;

     (i)  Purchaser is personally liable for payment of the Note Receivable;

     (j) The Note Receivable is secured by a first priority mortgage or deed of trust on the purchased Interval and Lender's interest in same will be insurable as to title in a manner acceptable to Lender;

     (k)  The Purchaser meets credit standards of Lender as set forth in Exhibit
          E;

     (l) The aggregate outstanding principal balance of all Notes Receivable made by any one Purchaser shall not exceed $40,000, and any one Note Receivable made by any one Purchaser shall not exceed $25,000, unless prior approval in writing is given by Lender. The average principal balance associated with all Financed Note Receivables shall not exceed $17,000.

     (m) The Deed of Trust securing the Note Receivable is insured under a mortgagee title insurance policy acceptable to Lender subject only to those exceptions to title as Lender approves;

     (n)  Payments are to be in legal tender of the United States;

     (o) The Note Receivable and the Purchase Documents are valid, genuine and enforceable against the obligor thereunder, and such obligor has not assigned his or her interest thereunder;

     (p) One Hundred Percent (100%) of the outstanding principal balance of all Notes Receivable arises from purchasers who are U.S. or Canadian residents unless otherwise approved by Lender in writing; and

     (q) Payments have been made by the obligor thereunder and not by Borrower or any Affiliate of Borrower on the obligor's behalf.

     Event of Default. Has the meaning set forth in Section 7 of this Agreement.

     Excess Availability. At all times during the Revolving Period, the amount by which the Maximum Exposure exceeds Advances then outstanding. After expiration of the Revolving Period, Excess Availability shall be zero ($0).

     Extension Fee. A payment to Lender of a fee as set forth in Section 1.2 above.

     Financed Note Receivable. Any Eligible Note Receivable as to which an Advance has been made and which has been assigned and delivered to Lender as security for the Loan.

     Gaap. Generally accepted accounting principles, applied on a consistent basis, set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants and/or in statements of the Financial Accounting Standards Board which are applicable in the circumstances as of the date in question; and the requisite that such principles be applied on a consistent basis means that the accounting principles in a current period are comparable in all material respects to those applied in a preceding period, with any exceptions thereto noted.

     Guarantor.  MEGO Financial Corp.

     Guaranty. A guaranty agreement, on Lender's form, executed by Guarantor guarantying all of the obligations of Borrower to Lender under the Loan Documents.

     Hazardous Materials. Any hazardous, dangerous or toxic substance or material within the meaning of any federal, state or local law, regulation or ordinance.

     Incipient Event of Default. An event which would be an Event of Default but for the delivery of notice or the passage of time.

     Indebtedness. All payment obligations of Borrower to Lender (under the Loan Documents or otherwise).

     Intangible Assets.  As described in Section 6.10 hereof.

     Interest Rate. A floating rate per annum equal to the Prime Rate plus two and one-half percent (2.50%) (the aggregate rate referred to as the "Interest Rate"). "Prime Rate" shall mean the interest rate published each day in the Wall Street Journal as the "Prime Rate", the base rate on corporate loans posted by at least 75% of the nations's thirty (30) largest banks. Interest shall be calculated based on a 360 day year and charged for the actual number of days elapsed. In no event shall the Interest Rate be less than ten percent (10%) per annum.

     Interval. An undivided fee simple ownership interest as tenants in common with all other Purchasers with respect to any Unit, with a right to use such Unit for one week annually, together with all appurtenant rights and interests as more particularly described in the Timeshare Documents.

     Loan. The Fifteen Million and 00/100 Dollars ($15,000,000.00) credit facility described in this Agreement.

     Loan Documents. Collectively, this Agreement, the Note, and any and all other agreements, documents, instruments and certificates delivered or contemplated to be delivered in connection with this Agreement, as such may be amended, renewed, extended, restated or supplemented from time to time.

     Loan Year. Each successive twelve (12) month period commencing on the date of this Agreement.

     Lockbox Agent. Such banking institution selected by Borrower and approved by Lender to act as the depositary of payments on the Financed Notes Receivable under the Lockbox Agreement.

     Lockbox Agreement. An agreement among Borrower, Lender and Lockbox Agent providing for the receipt by Lockbox Agent of payments on the Financed Notes Receivable and disbursement of such payments to Lender.

     Mandatory Prepayment. Any prepayment required by Section 1.5(b) of this Agreement.

     Mature Eligible Note Receivable. An Eligible Note Receivable where the Purchaser has made the initial three (3), or more, monthly payments on the Note Receivable.

     Mature Financed Note Receivable. A Mature Eligible Note Receivable that has become a Financed Note Receivable.

     Maturity Date. August 8, 2004. Maturity Date may be extended for a period of two years upon payment of the Extension Fee.

     Maximum Exposure. The lesser of (a) $15,000,000; or (b) the sum of (A) 90% of the principal balance of all Mature Financed Note Receivables and (B) 85% of the principal balance of all New Financed Note Receivables.

     Monthly Reports. The monthly reports required pursuant to Section 5.5(a) of this Agreement.

     Net Income.  As described in Section 6.10 hereof.

     Net Total Interest Expense.  As described in Section 6.10 hereof.

     New Eligible Note Receivables. An Eligible Note Receivable where the Purchaser has made less than the initial three (3) monthly payments on the Note Receivable.

     New Financed Note Receivables. A New Eligible Note Receivable that has become a Financed Note Receivable.

     Note. The promissory note evidencing the Loan executed and delivered by Borrower to Lender concurrently herewith.

     Note Receivable(s). A promissory note executed by a Purchaser in favor of Borrower in connection with Purchaser's acquisition of an Interval.

     Permitted Exceptions.  The exceptions to title listed on Exhibit A.

     Person. Natural persons, corporations, limited partnerships, general partnerships, joint stock companies, joint ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

     Pledged Documents. The Financed Notes Receivable, the Deeds of Trust and the Purchase Documents.

     Prepayment Premium. The percentage set forth below multiplied by the amount prepaid, payable in connection with a voluntary prepayment of the Loan in accordance with the provisions of Section 1.5(a) of this Agreement:

          Loan Year           Percentage
          ---------           ----------

          First Loan Year       Two percent (2%)
          Second Loan Year      One percent (1%)
          Thereafter            None

     Public Reports. Any public reports now or hereafter filed with and approved by any jurisdiction having control over the sale of Intervals for the Resort.

     Purchase Documents. Any purchase agreement and related sale and escrow documents executed and delivered by a Purchaser to Borrower with respect to the purchase of an Interval.

     Purchaser.  Any Person who purchases one or more Intervals.

     Resorts. Those certain timeshare vacation resorts located in Clark County, Nevada, commonly known as and with addresses as more particularly described in Exhibit B, including all related common elements, limited common elements, parking areas and other amenities, as established by the Declaration.

     Revolving Period. The period commencing on the date hereof and ending on the last day of the thirty-sixth (36th) month after the date hereof.

     Servicing Agreement. In Lender's sole discretion, an agreement to be made among Lender, Borrower and Back Up Servicer, which provides for Back Up Servicer to perform for the benefit of Lender accounting, reporting and other servicing functions with respect to the Note Receivables constituting part of the Collateral, as it may be from time to time renewed, amended, restated or replaced.

     Subordinated Interest Expense.  As described in Section 6.9 hereof.

     Timeshare Act.  Nevada Revised Statutes (NRS) 119A.

     Timeshare Association.  As described in Section 4.9(f) hereof.

     Timeshare Documents. Any and all documents evidencing or relating to the sale of Intervals by Borrower.

     Total Interest Expense.  As described in Section 6.10 hereof.

     Unit. One individual air-space unit within the Resort, together with all furniture, fixtures and furnishings therein, and together with any and all interest in common elements appurtenant thereto, as provided in the Declaration.

     Unused Line Fee. A fee payable quarterly by Borrower to Lender equal to one-half of one percent (50 basis points) per annum on the difference between the Loan and the average of the principal amount of all Advances made to Borrower during such quarter.

     Upgraded Note Receivable. An Eligible Note Receivable made by the maker of an existing Financed Note Receivable which is assigned to Lender in replacement of or as a supplement to such Financed Note Receivable and which satisfies the criteria established in Section 2.2 of this Agreement. Each Upgraded Note Receivable shall also be considered to be a Financed Note Receivable, and shall be subject to the security interest granted to Lender pursuant to Section 2.1 of this Agreement and shall be Collateral as defined herein.

                                  SCHEDULE 3.2
                                  ------------

                          Deliveries For All Advances
                          ---------------------------

Pursuant to Section 3.2 of the Agreement, Lender shall not be obligated to fund any Advance unless Lender and Custodian shall have received, in form and substance satisfactory to Lender, all documents, instruments and information as follows and the other conditions set forth below have been satisfied; fundings shall be as provided below:

                          To Lender At Least Five (5)
                          ---------------------------
                   days prior to the requested funding date:
                   -----------------------------------------

1. A Request for Advance (in the Form of Exhibit C) listing all Intervals to be financed.

2. All information pertaining to the creditworthiness of any such Purchaser available to Borrower and reasonably requested by Lender.

3.   A copy of the vehicle for down payment.

4. A current aging report for the Notes Receivable to be pledged in connection with the requested Advance.

5.   Such additional information as Lender may reasonably require.

6. A Supplemental Escrow Agreement as contemplated in the Master Escrow Agreement referred to below, executed by Chicago Title Insurance Company ("CTIC"). the Master Escrow Agreement dated as of July 31, 2001 among Borrower, Lender and CTIC shall have been executed by all parties thereto and shall be in full force and effect.

                         To Custodian at least five (5)
                         ------------------------------
                   days prior to the requested funding date:
                   -----------------------------------------

1. A Request for Advance in the form of Exhibit C to the Agreement listing all Intervals to be financed.

2. Originals of all Pledged Documents and the Assignment of Contracts, Notes Receivable, and Purchase Money Mortgages, on the form of that attached hereto as Exhibit F (with only such modifications to such form as are necessary to properly identify the collateral and to cause the document to be properly recorded), covering all of the Pledged Documents to be pledged in relation with such Receivables Advance (except that copies of the recordable Purchase Money Mortgages and Assignment of Contracts, Notes Receivable, and Purchase Money Mortgages shall be satisfactory provided that originals are delivered to CTIC contemporaneously with the delivery of the copies thereof to the Lender (or CTIC confirms in writing, in the case of the Purchaser Deeds of Trust, that such Purchaser Deeds of Trust have been delivered to the land records office in Clark County, Nevada and have not yet been returned) and the Custodian obtains the recorded original documents with respect thereto within sixty (60) days after the Advance date, all in forms approved by Lender, with each Note Receivable
endorsed with an allonge in the form attached hereto as Exhibit G.   Borrower
shall, at the same time that it shall deliver copies of the aforesaid Purchaser Deeds of Trust and Assignment of Purchase Documents, Notes Receivable, and Purchaser Deeds of Trust to the Lender, also deliver to the Lender a copy of each of the warranty deeds with respect to the Intervals then being conveyed by the Borrower to the Purchasers of the above referenced Purchaser Deeds of Trust (the originals of all such documents being delivered to CTIC. If Custodian or Lender shall receive a photocopy of the Assignment of Purchase Documents,

Notes Receivable, and Purchaser Deeds of Trust, it shall fax the same to CTIC and shall state that such faxed document is what it received from the Borrower.

3. In the case of the first Advance, a commitment for title insurance insuring each individual Purchaser Deed of Trust to be assigned to Lender by Borrower in respect of such first Receivable Advance as a valid first lien subject only to the Permitted Exceptions, provided that a title policy shall be delivered within sixty (60) days after the date of such first Advance. Such title insurance policy will be in the form attached to the Master Escrow Agreement referred to above. With respect to any subsequent Receivables Advance, a fully executed (original) endorsement shall be delivered within sixty (60) days after the date of such subsequent Advance increasing the title insurance policy by the aggregate amount of the Purchaser Deeds of Trust then assigned.

All documents to be delivered to Lender and the Custodian should be sent to:

Chicago Title Insurance Company
National Resort Development Division
Attn:  Carol Drake
321 Mission Avenue
Escondido, California  92025
Fax: 760-746-5756


With respect to any Advance, when Lender and Custodian (or CTIC) shall have received all of the above-referenced documents and agreements as to such Advance and when all other conditions precedent set forth herein with respect thereto shall have been satisfied, Lender agrees to wire transfer the proceeds of such Advance (net of all offsets or deductions provided for herein) as follows:

Bank Name:    Union Bank of California
Account Name: Chicago Title Trust Account/PEC
Account No.:  910281101
ABA No.:      122000496
Reference:    Preferred Equities Corporation Loan Advance

The moneys so wired shall remain in escrow until all conditions set forth in the Master Escrow Agreement and the Supplemental Escrow Letter in respect of such Advance have been satisfied. Borrower agrees that any Advance funded into the escrow account of CTIC by Lender, as set forth above, will accrue interest at the Interest Rate provided for herein from the date so wired by Lender to CTIC and all risk of loss in respect thereof shall be borne solely by Borrower in the event of the insolvency, non-feasance or malfeasance of CTIC in respect thereof or any financial institution with which CTIC deposits all or any portion of any Advance.

The aforesaid title insurance company is Chicago Title Insurance Company. If any other title insurance company is to provide title insurance, as contemplated herein, Borrower will first obtain Lender's prior written consent thereto.

                                   EXHIBIT A
                                   ---------

                              Permitted Exceptions
                              --------------------



          AS SET FORTH IN THE PROFORMA TITLE INSURANCE POLICIES ATTACHED TO THE MASTER ESCROW AGREEMENT.

                                   EXHIBIT B
                                   ---------

                          Descriptions for the Resorts
                          ----------------------------


     GRAND FLAMINGO TERRACES             GRAND FLAMINGO TERRACE IV
     142-148 Ida Avenue                  170-196 Ida Avenue
     Las Vegas, Nevada  89109            Las Vegas, Nevada  89109


     GRAND FLAMINGO WINNICK              GRAND FLAMINGO FOUNTAINS
     154 Winnick Avenue                  141-147 Ida Avenue
     Las Vegas, NV  89109                Las Vegas, Nevada  89109


     GRAND FLAMINGO SUITES               GRAND FLAMINGO PLAZA
     123-153 Winnick Avenue              171 Winnick Avenue
     & 3972/2982 Audrie Avenue           & 184-196 Winnick Avenue
     Las Vegas, Nevada  89109            Las Vegas, Nevada  89109


     RENO SPA RESORT
     140 Court Street
                               Reno, Nevada  89501

                                   EXHIBIT C
                                   ---------

                              Requests For Advance
                              --------------------

DATE:________________

Capital Source Finance LLC
1133 Connecticut Avenue, N.W.
Suite 310
Washington, D.C.  20036
Attn: Terry Grant

RE:  PEC Loan
     $________________ credit facility described in that certain Loan and Security Agreement (the "Loan
     Agreement") between Preferred Equities Corporation ("Borrower") and Capital Source Finance, LLC ("Lender")

Dear Sir or Madam:

     In accordance with the terms of the Loan Agreement, Borrower wishes to obtain an advance of $_______________________ on ___________________, 200__.
All terms used herein, unless otherwise specified, shall have the meaning assigned in the Loan Agreement. In order to induce Lender to make such Advance, Borrower hereby represents and warrants to Lender:

     1. No Event of Default and no event has occurred which, with the passage of time or notice or both, would constitute an Event of Default has occurred or will as a result of the Advance requested for herein.

     2. Borrower shall grant Lender a security interest in and lien upon those certain Notes Receivable, Deeds of Trust and other documents executed in connection with the sale of Intervals as set forth in Exhibit A attached hereto.

     3. All of the documents described in A above meet all of the requirements of Eligible Notes Receivable.

     4. The representations and warranties contained in the Loan Agreement are true, correct and complete in all material respects to the same extent as though made on the date of the Loan Agreement except for any representation or warranty limited by its terms to a specific date and taking into account any amendments to the schedules or exhibits as a result of any subsequent disclosures made by Borrower in writing to and approved by Lender.

     5. Borrower is in compliance with each and every one of its covenants, agreements and obligations under the Loan Agreement.

     6. No obligor has any asserted or threatened defense, offset, counterclaim, discount or allowance in respect of each Note Receivable to be pledged in connection with this Advance. Borrower has no knowledge of any facts which would lead a reasonable person to conclude that any such Note Receivable shall not be paid in accordance with its terms.

     7. Borrower has no defenses or offsets with respect to the payment of any amounts due Lender.

     8.   Lender has performed all of its obligations to Borrower.

     9. The following information is true and correct as of the date hereof and shall be true and correct on the date of the requested Advance:

     A.  The principal balance of the Loan as of
          the end of the immediately preceding
          calendar month:                         $________________

     B.  All Advances made this calendar month:   $________________

     C.  Availability as of the end of the
          immediately preceding calendar month:   $________________

     D.   Additional Availability created during
          the current calendar month (as supported by the attached Borrowing Base Report): $________________

     TOTAL AVAILABILITY {(C + D) - (A + 00B)}     $________________

                              BORROWER:

                              PREFERRED           EQUITIES CORPORATION

                              By:  _____________________________
                              Name:______________________________
                              Its: _____________________________

                             BORROWING BASE REPORT
                             ---------------------
                         AS OF _______________________


Beginning Receivable Balance            $____________________
     ADD: New collateral                $____________________
     LESS: Principal Collections        $____________________
     LESS: Prepayments                  $____________________
     LESS: Cancellations                $____________________
     ADD/LESS: Adjustments              $____________________

Ending Receivable Balance               $____________________

LESS: Ineligible Receivables            $____________________

TOTAL Eligible Receivables              $____________________

     Multiplied by ________%            x ______________

ADVANCE AMOUNT                          $____________________

Total Credit Facility Amount            $____________________
LESS: Outstanding Principal Balance:    $____________________
AVAILABILITY                            $____________________

                                   EXHIBIT D
                                   ---------

                               RESORT AMENITIES
                               ----------------



 AS DESCRIBED IN THE PUBLIC REPORTS FOR THE RESORTS APPROVED ACCORDING TO THE
                            PROVISIONS OF THE ACT.

                                   EXHIBIT E

                          CAPITAL SOURCE FINANCE LLC
                               CREDIT STANDARDS
                               ----------------


Lender reserves the right to reject any consumer that has one or more of the following items on their credit report:


Bankruptcy - Within the past twelve (12) months
----------

Foreclosure - Within the past twelve (12) months
-----------

Automobile Repossession - Within the past twelve (12) months
-----------------------

Collections/charge-Offs/Judgments/Tax Liens greater than $5,000 - Within the
---------------------------------------------------------------
past twelve (12) months


Lender reserves the right to amend or deviate from these guidelines at anytime upon written notice to Borrower.

                                   EXHIBIT F
                                   ---------

                               CONSUMER DOCUMENTS
                               ------------------



                           PREFERRED EQUITIES CORP.
                      4310 South Paradise Road, Suite 505
                             LAS VEGAS, NV  89109
                                 702-737-3700

                         CUSTODIAL DOCUMENT CHECKLIST


Agreement No:
----------------------------------------------------------
Trust:
----------------------------------------------------------
Account:
----------------------------------------------------------
Name:
----------------------------------------------------------
Note Amount:
----------------------------------------------------------

          [_] New Purchase  [_] Exchange Agreement  [_] Refinance/ADP

                          NEVADA LAND                                   NEVADA TIMESHARE
----------------------------------------------------------------------------------------------
         Original  Note Secured by Deed of              Original  Note Secured by Deed of
                   Trust                                          Trust
----------------------------------------------------------------------------------------------
         Original  Short Form Deed of Trust             Original  Short Form Deed of Trust
----------------------------------------------------------------------------------------------
         Original  Declaration of Value                 Original  Declaration of Value
----------------------------------------------------------------------------------------------
         Original  Grant Bargain Sale Deed              Original  Grant Bargain Sale Deed
----------------------------------------------------------------------------------------------
         Copy      Additional Down Payment              Copy      Additional Down Payment or
                   or Refinance Addendum                          Refinance Addendum
----------------------------------------------------------------------------------------------
         Copy      Purchase Agreement or                Copy      Purchase Agreement or
                   Exchange Agreement                             Exchange Agreement
                   Including addendums                            Including addendums
----------------------------------------------------------------------------------------------
         Copy      Down Payment Receipts (if            Copy      Down Payment Receipts (if
                   applicable)                                    applicable)
----------------------------------------------------------------------------------------------
         Copy      Receipt of Nevada                    Copy      Receipt of Nevada Property
                   Property Report                                Report (if purchased in a
                                                                  Nevada Sales Office)
----------------------------------------------------------------------------------------------
         Copy      Receipt, Agent                       Copy      RECEIPTS or Receipt, Agent
                   Certification and                              Certification and
                   Cancellation Page                              Cancellation Page Purchase
                   Purchase Receipt                               Receipt (if purchased in a
                                                                  sales office outside Nevada)
----------------------------------------------------------------------------------------------
         Copy      Understanding and                    Copy      Buyer's Understanding and
                   Acknowledgment of Calvada                      Acknowledgment of Timeshare
                   Property Purchase                              Interest Purchased
----------------------------------------------------------------------------------------------
         Copy      Buyers Understanding and             Copy      Buyers Understanding and
                   Declaration of Intention                       Declaration of Intention
----------------------------------------------------------------------------------------------
         Copy      Application                          Copy      Application
----------------------------------------------------------------------------------------------





-----------------------------------------------
Verified By:
-----------------------------------------------
Date:
-----------------------------------------------

                                   EXHIBIT G
                                   ---------

                                FORM OF ALLONGE
                                ---------------


                                    ALLONGE
                                    -------

Pay to the order of CAPITAL SOURCE FINANCE, LLC


                              PREFERRED EQUITIES CORPORATION


                              By:___________________________________
                              Name:________________________________
                              Its:___________________________________


PREFERRED EQUITIES CORPORATION hereby authorizes CAPITAL SOURCE FINANCE LLC to affix copies of this Allonge on any and all notes and other evidence of indebtedness assigned by PREFERRED EQUITIES CORPORATION, to CAPITAL SOURCE FINANCE LLC, pursuant to Assignment dated ________________________________ and such copies shall be deemed originals for all purposes of negotiating or otherwise dealing with such notes and other evidence of indebtedness.


                              PREFERRED EQUITIES CORPORATION


                              By:___________________________________
                              Name:________________________________
                              Its:___________________________________